SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   April 8, 2005   (April 4, 2005)

                       Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

           101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

                                          (314) 863-1100
(Registrant's telephone number, including area code)

                                                  None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into Material Definitive Agreement

On April 4, 2005, the Company announced that Dennis R. Burgette resigned as President and Chief Executive Officer of Broyhill Furniture Industries, Inc. Mr. Burgette will remain on Broyhill's payroll for a period of time pursuant to a previously-announced employment agreement, but he has relinquished his day-to-day responsibilities. A copy of the press release is furnished as Exhibit 99(a) to this report and is incorporated herein.

Dennis Burgette's employment agreement with Broyhill was amended pursuant to his resignation. He will remain an employee of Broyhill at an annual salary of $375,100 with full benefits through October 4, 2006. In early 2006, he will receive a bonus for performance in 2005 in the amount of $200,869. In early 2007, he will receive a prorated bonus for performance through October 4, 2006 in the amount of $150,790. His existing stock option grants will continue to vest in accordance with their terms through October 4, 2006. Thereafter, he will have three months to exercise all pre-1999 options and three years to exercise all options granted in 1999 and thereafter. All unvested options will be cancelled as of October 4, 2006. Performance-based options granted on January 23, 2003 will vest in full accordance with their terms on January 23, 2006. Mr. Burgette will have until October 4, 2009 to exercise any such options that do not truncate. 2,000 shares of restricted stock granted on January 24, 2002 will become unrestricted on January 24, 2006 in accordance with the terms of this grant. The remaining 2,000 shares of this grant will be cancelled.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors;
                     Appointment of Principal Officers

(c)(3) See Item 1.01 which is incorporated herein.

Item 8.01.    Other Events

On April 4, 2005, the Company announced the appointment of Harvey Dondero as President and Chief Executive Officer of Broyhill Furniture Industries, Inc. Since 1999 Mr. Dondero has served as President and Chief Executive Officer of Universal Furniture International, which is currently a part of Lacquer Craft. A copy of the press release is furnished as Exhibit 99(a) to this report and is incorporated herein.

Item 9.01.    Financial Statements and Exhibits

(c)

99(a)

Press Release issued by the Company, dated April 4, 2005, reporting the appointment of Harvey Dondero as President and Chief Executive Officer of Broyhill Furniture Industries, Inc. and the resignation of Dennis R. Burgette as President and Chief Executive Officer of Broyhill Furniture Industries, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated:    April 8, 2005

EXHIBIT INDEX

Exhibit No.	Description

99 (a)	Press Release, dated April 4, 2005